Exhibit 10.1.3

EXECUTION COPY

SECOND AMENDMENT

TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of April 21 2009 and is entered into by and among SITEL, LLC, a Delaware limited liability company (“U.S. Borrower”), CLIENTLOGIC HOLDING LIMITED, a company incorporated in England and Wales under company number 3530981 (“UK Borrower”) and SITEL CANADA CORPORATION (f/k/a ClientLogic Canada Corporation), an Ontario corporation (“Canadian Borrower” and collectively with the U.S. Borrower and UK Borrower, the “Borrowers”), SITEL WORLDWIDE CORPORATION (f/k/a ClientLogic Corporation), a Delaware corporation (“Holdings”), and GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), as Administrative Agent (“Administrative Agent”), and is made with reference to that certain CREDIT AGREEMENT dated as of January 30, 2007 (as amended through the date hereof, the “Credit Agreement”) by and among the Borrowers, Holdings, the subsidiaries of the Borrowers named therein, the Lenders,, the Administrative Agent, the Collateral Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement after giving effect to this Amendment.

RECITALS

WHEREAS, in order to cure an ambiguity under the Credit Agreement, the Agent and the U.S. Borrower hereby amend the Credit Agreement pursuant to Section 11.2(a) of the Credit Agreement, which amendment shall become effective upon the date first written above with retroactive effect as if such amendment were included in the Credit Agreement as of January 30, 2007.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENT TO CREDIT AGREEMENT

Amendment to Section 1.5(e) of the Credit Agreement.

Section 1.5(e) of the Credit Agreement is hereby amended by deleting in its entirety the paragraph commencing “Any Loan or group of Loans in the same currency that are Index Rate Loans” and replacing such paragraph with the following paragraph:

“Any Loan or group of Loans in the same currency that are Loans having the same proposed LIBOR Period, BA Rate Period or EURIBOR Period, as the case may be, to be made or continued as, or converted into, a LIBOR Loan, BA Rate Loan or EURIBOR Loan, as the case may be, must be in a minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof in the case of Loans made in U.S. Dollars, C$250,000 and integral multiples of C$100,000 in excess of such amount in the case of Loans made in Canadian Dollars, €500,000 and integral multiples of €250,000 in excess of such amount in the case of Loans made in Euro, and £500,000 and integral multiples of £250,000 in excess of such amount in the case of Loans made in Sterling.”

SECTION II. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) On and after the date first written above, each reference in the Credit Agreement to “hereunder,” “hereof,” “herein,” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) Except as specifically amended by this Amendment, the execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

(iv) The U.S. Borrower hereby confirms that indemnification obligations of the Credit Parties contained in the Credit Agreement shall apply to the execution, delivery and performance of this Amendment.

B. Headings. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.

D. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SITEL, LLC
By:	Craig Jantzi
Name:	Craig Jantzi
Title:	Treasurer

SITEL CANADA CORORATION

By:	Craig Jantzi
Name:	Craig Jantzi
Title:	Treasurer

GOLDMAN SACHS CREDIT PARTNERS L.P.,
As Administrative Agent

By:	/s/ John Darmanin
John Darmanin
Authorized Signatory